SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 17, 2015

CYNAPSUS THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Canada	001-37426	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

828 Richmond Street West, Toronto, Ontario, Canada	M6J 1C9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 416-703-2449

28 Richmond Street West, Toronto, Ontario, Canada, M6J 1C9

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On June 17, 2015, Cynapsus Therapeutics Inc. (“Cynapsus”) announced the pricing of its previously announced underwritten public offering and that it expects to commence trading on the Nasdaq Global Market under the symbol “CYNA” on June 18, 2015. The full text of the press release is being furnished as Exhibit 99.1 to this Form 8-K, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits.

Number	Description
99.1	Press release dated June 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2015	CYNAPSUS THERAPEUTICS INC.

	By:	/s/ Anthony Giovinazzo
	Name:	Anthony Giovinazzo
	Title:	President and Chief Executive Officer

EXHIBITS FURNISHED WITH THIS REPORT

Number	Description

99.1	Press release dated June 17, 2015